UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2008


                     QUESTAR ASSESSMENT, INC.
       (Exact Name of Registrant as Specified in its Charter)

                   ____________________________

              Delaware                1-16689             13-2846796
              --------                -------             ----------
   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
       ----------------------                                -----
       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
                                                        --------------

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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
            ----------------------------------------------

        On March 17, 2008, Questar Assessment, Inc. announced that it is unable to file its Quarterly Report on Form 10-QSB for the fiscal quarter ended January 31, 2008 within the prescribed time period without unreasonable effort or expense, in order to complete its review of information critical to a complete and accurate Report and in order to finalize disclosures about subsequent events since the end of the fiscal quarter. The Registrant currently expects that it will file its Report on Form 10-QSB within the prescribed time period for such filing.

ITEM 9.01(D).  EXHIBITS.

        The following Exhibit is filed as part of this Report:

        Exhibit 99.1    Press Release dated March 14, 2008.

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUESTAR ASSESSMENT, INC.

                                        By: /s/ ANDREW L. SIMON
                                            ----------------------
Date:  March 17, 2008                       Andrew L. Simon
                                            Chief Executive Officer



                                        By: /s/ JAMES J. WILLIAMS
                                            -----------------------
                                            James J. Wiliams
                                            Chief Financial Officer

                           INDEX TO EXHIBITS


Exhibit
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 99.1     Press Release dated March 14, 2008.